Derivatives and hedging activities	12 Months Ended
Mar. 31, 2017
Derivatives and hedging activities
Derivatives and hedging activities

10. Derivatives and hedging activities

        Operating in multiple currencies, the Group uses foreign exchange forward contracts to hedge certain exposures resulting from changes in foreign currency exchange rates. These foreign exchange contracts, carried at fair value, have maturities of up to twelve months and are recognized as derivative instruments. The Group enters into these foreign exchange contracts to hedge a portion of its forecasted foreign currency denominated revenue and expense in the normal course of business and accordingly, they are not speculative in nature.

        Foreign exchange contracts are classified as either assets or liabilities on the balance sheet and measured on a recurring basis at fair value. Gains and losses resulting from changes in fair value are accounted for depending on the use of the contract and whether it is designated and qualifies for hedge accounting.

        The critical terms of forward contracts concluded in 2017 calendar year are the same as those of the hedged forecasted transaction; all hedging relationships are formally documented at the inception of the hedge; therefore there is no ineffectiveness to be recognized in earnings and the Group recognizes changes in the intrinsic value of these cash flow hedges in accumulated other comprehensive income in its Consolidated Balance Sheets, until the forecasted transaction occurs.

        Forward contracts concluded before January 2016 were not designated as cash flow hedge at inception and did not qualify for hedge accounting. Gain or loss on revaluation of these contracts is recognized directly in earnings as gain or loss from foreign currency exchange contract.

        The fair values of the Group's net derivative receivable of $1,072 have been classified as Level 2 as discussed in Note 2 above.

        The Group recognized a net gain/(loss) from foreign currency exchange contracts as gain/(loss) from foreign currency contracts in the condensed consolidated statements of comprehensive income, including foreign currency exchange contracts settled during the following periods:

Year ended March 31,
2017	2016	2015
$1,314	$261	$1,321

        The reconciliation from the opening balance to the closing balance of foreign currency derivative instruments designated as cash flow hedges and of foreign currency derivative instruments not designated as hedges for the years ended March 31, 2017 and 2016 is as follows:

	Balance as of March 31, 2016	Revaluation Gain/(Loss)	(Received from)/ paid to the bank (net)	Balance as of March 31, 2017
Fixing to Other income/Expenses	$(97)	$544	$248	$695
Revaluation to Other income/Expenses	(770)	770	—	—
Fixing to Revenue	—	1,472	(1,105)	367
Fixing to Cost of Sales	—	(965)	965	—
Revaluation to Accumulated other comprehensive loss	(1,609)	1,619	—	10

Total	$(2,476)	$3,440	$108	$1,072

	Balance as of March 31, 2015	Revaluation Gain/(Loss)	Received from the bank (net)	Balance as of March 31, 2016
Fixing to Other income/Expenses	$—	$1,031	$(1,128)	$(97)
Revaluation to Other income/Expenses	—	(770)	—	(770)
Revaluation to Accumulated other comprehensive loss	—	(1,609)	—	(1,609)

Total	$—	$(1,348)	$(1,128)	$(2,476)

        As of March 31, 2017, the Group has entered into forward contracts to buy £9.7 million in total for $12.3 million in order to hedge the risk of U.S. dollar depreciation against the British pound for GBP-denominated expense; and forward contracts to sell €30.4 million in total for $32.6 million to hedge the risk of U.S. dollar appreciation against the euro for EUR-denominated revenue. All forward contracts are subject to net settlement.

        The fair values of the Group's derivative assets of $1,367 and liabilities of $295 have been classified as Level 2 as discussed in Note 2 above.